FundVantage Trust

Gotham Neutral 500 Fund

Gotham Defensive Long Fund

Gotham Defensive Long 500 Fund

These materials provide, in interactive data format using the Extensible Business Reporting Language, information relating to the Gotham Neutral 500 Fund, Gotham Defensive Long Fund and Gotham Defensive Long 500 Fund (the “Funds”) in the prospectus for the Funds’ Institutional Class shares dated October 1, 2016, that was filed with the Securities and Exchange Commission pursuant to paragraph (c) of Rule 497 under the Securities Act of 1933, as amended, on October 4, 2016 (SEC Accession No 0001104659-16-148580).

EXHIBIT INDEX

Index No.	Description of Exhibit
EX-101.INS	XBRL Instance Document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase